INVENTORY	12 Months Ended
Dec. 31, 2024
Inventory
INVENTORY

5.	INVENTORY

	December 31, 2024	December 31, 2023
Finished products	$3,734,922	$4,624,471
Impairment of finished products	(196,157)	(1,434,827)
Accessories and spare parts	438,287	829,860
Impairment of accessories and spare parts	(34,156)	(474,985)
Total	$3,942,896	$3,544,519

Refer to Note 14 for total inventories expensed as cost of sales during the years ended December 31, 2024, 2023 and 2022.

As of December 31, 2024 the inventory excludes items that were written off at 100%.

During the year ended December 31, 2022, the Company had a flood in one of its premises resulting in damage to some of the inventory. The Company wrote off $519,764 of inventory due to the flood in 2022. In 2023, the Company had sent all of the inventory written off to the Company’s insurance company from detailed valuation of each piece of inventory. Based on the insurance company’s analysis, which included opening carton, boxes and testing the electronic devices, the insurer determined that only $65,128 of the inventory sent to them was unsalvageable and that the balance of $454,636 was inventory in pristine condition and was readily saleable. The Company added back this salvageable inventory back into the warehouse and integrated it in with all the other merchandise in the warehouse. There have not been any higher rates of returns resulting from the salvaged inventory. The Company also received cash for the damaged inventory in the amount of $380,077.

Provision on inventory

Management is presently reviewing the inventory for impairment on an annual basis. During the year, the Company also wrote off $230,312 (2023 - $NIL) in inventory.

Liens

As a result of the factoring agreement in Note 4 above, the Company has provided the North American inventory as collateral for the outstanding balance. As at December 31, 2024 the inventory owed by the North American entities amounts to $2,661,569 (December 31, 2023 - $2,473,721).